SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED PORTFOLIO:

DWS Variable Series II
DWS Government & Agency Securities VIP
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The following information supplements the existing disclosure contained in the “Portfolio Ownership of Portfolio Managers” and “Conflicts of Interest” subsection under the “Management of the Fund” section of the Portfolio’s Statement of Additional Information.  All information or references to Matthew MacDonald in the “Portfolio Ownership of Portfolio Managers” and “Conflicts of Interest” subsections are hereby deleted.

Portfolio Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by Ohn Choe in the Portfolio as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.  This information is provided as of December 31, 2009.

Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned	Dollar Range of All DWS Fund Shares Owned

Ohn Choe	$0	$10,001 - $50,000

Conflicts of Interest

In addition to managing the assets of the Portfolio, the Portfolio’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for Ohn Choe, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by him.  Total assets attributed to the portfolio managers in the tables below include total assets of each account managed by them, although the managers may only manage a portion of such account’s assets.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of December 31, 2009.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Ohn Choe	5	$185,651,855	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Ohn Choe	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

Ohn Choe	1	$119,545,835	0	$0

Please Retain This Supplement for Future Reference

March 15, 2010